Exhibit 99.1

Management Presentation Investor Conference

Forward-Looking Statements

Statements made in this presentation, other than those concerning historical financial information, may be considered “forward-looking statements,” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and based upon current expectations, involving a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. In view of such uncertainties, recipients should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this presentation, and we undertake no obligation to update any forward-looking statements made herein. Factors that could cause actual results to differ materially from management’s expectations include, without limitation: (i) general economic conditions and disruptions in the global credit and equity markets, (ii) competition in the restaurant industry, (iii) ability to achieve expected results, (iv) changes in food and supply costs, (v) increases in minimum wage, (vi) rising insurance costs, (vii) fluctuations in operating results, (viii) challenges to continued growth, (ix) access to sources of capital and the ability to raise capital, (x) issuances of additional equity securities, (xi) ability to construct new restaurants within projected budgets and time periods, (xii) ability to renew existing leases on favorable terms, (xiii) further deterioration in general economic conditions and high unemployment, (xiv) availability of qualified employees, (xv) ability to implement our growth strategies, including the Renewal Program and marketing programs, (xvi) ability to retain key personnel, (xvii) litigation, ability to comply with governmental regulations, (xviii) changes in financial accounting standards, (xix) ability to establish, maintain and apply adequate internal control over financial reporting and (xx) effect of market forces on the price of our stock. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. In addition to the risks and uncertainties set forth above, recipients should consider the risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in such filings.

This presentation also includes non-GAAP financial measures to describe our performance, which we believe are useful in analyzing results and facilitating comparison with prior periods. Additional disclosures relating to non-GAAP measures, including the reconciliation of those measures to corresponding GAAP measures are available in this report and on our website at www.benihana.com under the heading “Investor Relations.”

Company Overview

Benihana teppanyaki is an iconic category defining brand Tremendous portfolio of brands with unique positioning Industry environment plays to all three brand propositions

Success of Benihana Teppanyaki Renewal Program continues to generate positive momentum

Industry leader in comparable store sales

Experienced management team driving continued improvements

Strategy for Continuing to Enhance Shareholder Value

Continue driving Benihana Renewal Program initiatives to further improve restaurant margins and traffic Implement learnings from RA Sushi business review Begin site identification for new restaurant development Continue focus on Investor Relations activities to communicate momentum Continue enhancing back office efficiency

Experienced Management Team
Industry   Time at
Name   Title
Experience   Benihana Inc.

Richard Stockinger   President, Chief Executive Officer and Chairman of the Board of Directors   25 years   3 years

Chris Ames   Chief Operating Officer   25 years   2.5 years

David Flanery   Chief Financial Officer   18 years   6 months

Kevin Connelly   Vice President of Purchasing   29 years   3 years

Joseph Abbruzese   Vice President of Construction & Facilities   22 years   5 years

Scott Kilpatrick   Vice President of Operations, RA Sushi   15 years   9 years

Seth Rose   Vice President of Operations, Haru   15 years   10 years

Jeannie Means   Vice President of Marketing   5 years   5 years

Cristina Mendoza   General Counsel   2 years   2 years

Source: Company information.

Restaurant Locations 6

Overview: Benihana Teppanyaki – Iconic Brand

•   Upscale affordable casual dining enhanced by theatrical entertainment provided by highly skilled chefs

•   Distinctive Japanese atmosphere

•   63 Company-operated restaurants in the United States and 16 restaurants operated by franchisees in the United States, Latin America and the Caribbean

•   Fresh steak, hand-cut on premises, chicken and seafood prepared on a teppan grill, in traditional Japanese style, at the center of communal guest tables

•   Sushi offered at all restaurants, either at separate sushi bars, lounges or the teppan tables

•   Alcoholic and non-alcoholic beverages, including specialty mixed drinks, sake, wine, beer and soft drinks are available

•   Great Food, Great Fun

Overview: RA Sushi – Fun Filled and Energetic

•   High-energy, upbeat environment featuring vibrant design elements and contemporary music

•   Traditional and creative sushi and a full menu of Japanese fusion dishes

–   Wide variety of fresh sushi including: nigiri sushi, maki sushi, hand rolls, sashimi and signature specialty rolls

–   Large selection of premium beverages, wines, sakes and cocktails complement impressive menu

•   25 Company-owned restaurants in nine states

•   Driving traffic/repeat business through guest program “The Hook Up,” which provides complimentary $20 gift certificate via email on members’ half-birthdays (228,000 members as of February 2012)

•   Great Happy Hour Program

Overview: Haru – Premium Modern Japanese Fusion Dining

•   Extensive menu of modern Japanese cuisine in an urban-centric atmosphere

•   Traditional and creative sushi and a full menu of Japanese fusion dishes

•   Premium sushi and sashimi creations as well as raw bar items and Japanese cuisine including crab dumplings, shrimp tempura and chicken teriyaki

•   Also offers delivery and take-out services, which represent approximately 33% of total revenue

•   Driving traffic/repeat business through guest program “Access,” which provides members with exclusive monthly offers and a complimentary $20 gift certificate to be used in the month of the member’s birthday (30,000 members as of February 2012)

•   8 locations (7 in New York City and 1 in Boston)

Renewal Program

BENIHANA

The Renewal Program

Food Quality, Consistency and Creativity	Guest Experience	Operational Accountability	Corporate and Financial Controls
• Reintroduced higher quality food • No entrée menu price increases until April 2011, when commodities pressures forced increases • Upgraded wine and beverage program • Improved alcohol mix • Centralized purchasing and reduced SKUs • Partnered with Iron Chef Hiroyuki Sakai	• Retrained staff in cooking techniques and steps of service • Improved Retail Eyes mystery shopper scores • Improved health and sanitation scores / Everclean • Initiated The Chef's Table and Kabuki Kids programs • Addressed deferred maintenance	• Appointed industry veteran Chris Ames to COO position • Recruited experienced regional management • Promoted Toshiya Nemoto to Executive Chef • Created general manager position • Established competitive benefit programs and incentive plans • Standardized job descriptions	• Reduced corporate headcount • Outsourced certain accounting and finance functions • Initiated manager P&L responsibility • Improved labor management and reduced overtime hours • Improved store-level operating margins







11

The Renewal Program: Food Quality, Consistency and Creativity
Strategic Objectives      Initiatives and Results

•   Raise quality of products and ingredients, and   •   Reintroduced higher quality beef, shellfish, produce
return food quality to levels set by founder      and ice cream
• Did this without raising entrée menu prices
until April 2011, when we raised prices in
response to commodities pressures

•   Upgraded offering; wine and sake display cases
•   Enhance beverage program   •   Improved alcohol mix
•   House Sake won the Gold Award at the 2011 U.S.
National Sake Appraisal

•   Centralize purchasing and standardize   •   Reduced number of SKUs from 8,240 at beginning
specifications      of program to approximately 725 currently

•   Standardize menus and enhance food offering   •   Partnered with Iron Chef, Hiroyuki Sakai
•   Upgraded culinary offering and cooking techniques

The Renewal Program: Guest Experience
Strategic Objectives      Initiatives and Results

•   Update and repair facilities   •   Focused effort to address deferred maintenance
•   Major renovations recently completed for two high
sales volume locations

•   Ensure consistency and superiority of guest   •   Retrained staff in cooking techniques
experience across all locations

•   Develop targeted marketing programs   •   The Chef’s Table and Kabuki Kids programs have
approximately 2.0 million combined members
•   Maintained overall $27.32 avg. per person check (1)

•   Improve customer value perception   •   Monthly Chef’s Specials began in January 2010 –
dinner for two at a special price below menu price
•   Improve health and sanitation standards   •   Improvement in mystery shopper scores
•   Engaged third party sanitation consultant

(1)   For Q3-2012

The Renewal Program: Operational Accountability
Strategic Objectives      Initiatives and Results

•   Revamp senior management   •   Appointed industry veteran Chris Ames as COO

•   Create unified leadership structure with complete   •   Added four experienced regional managers
operational and financial accountability   •   Promoted Toshiya Nemoto to Executive Chef,
working closely with Chef Sakai
•   Redefined regional chef role

•   Incentivize and align restaurant level management   •   Added four new, experienced regional managers
and redefined RM role
•   Created general manager position integrating
oversight of front and back of house operations
establishing unit level accountability; met goal of
hiring GM’s for all 63 restaurants by end of FY 2011

•   Established competitive benefits program,
•   Overhaul human resources
incentive plans and standardized job descriptions

The Renewal Program: Corporate and Financial Controls
Strategic Objectives      Initiatives and Results

•   Reduce corporate overhead   •   Reduced corporate headcount from 110 at
beginning of program to 60 currently and
outsourced certain accounting and finance
functions

•   Increase restaurant level efficiency and   •   Improved store-level operating margins
accountability   •   Initiated manager P&L responsibility and improved
inventory management
•   Implemented weekly inventories

•   Consult with industry experts to evaluate and   •   New labor management resulting in reduction in
measure progress      overtime hours
•   Recently added permanent CFO, David Flanery, to
focus on further opportunities for improvement

Marketing Strategy for Benihana Teppanyaki

•   Comprehensive customer research project completed in 2010

–   Gathered information on customer base

–   Refined marketing strategy to better target consumers

–   Identified creative ways to deliver the Company’s marketing message and further expand brand

•   Developed and implemented new marketing programs

–   The Chef’s Table – 1.8 million members as of February 2012

–   Kabuki Kids – 198,000 members as of February 2012

–   Chef’s Specials

–   Introduction of Happy Hour

–   Express Lunch

–   Expanded Hours

•   In November 2010, changed redemption of The Chef’s Table to Monday-Thursday only, driving weekday traffic

•   Aided awareness (85%) vs. unaided awareness (2%) demonstrates power of the brand and significant marketing opportunity

•   Local store marketing initiatives

•   Social Media

–   Facebook – over 109,000 fans as of January 2012

–   Twitter – over 4,700 followers as of January 2012

–   You Tube – over 174,000 channel views as of January 2012

Impact of the Renewal Program through Q2-2012

•   The Renewal Program introduced during Q2 2010 is driving increases in comparable store sales and guest traffic

•   Higher quality food, an enhanced beverage program and Chef’s Specials have contributed to meaningful increases in sales

•   Newly renovated restaurants and popular marketing programs including The Chef’s Table and Kabuki Kids have resulted in positive traffic trends

•   Q2 (+7.7% over +7.9%) and Q3 (+8.2% over +7.3%) successfully comped over strong prior-year results

Benihana Comparable Store Sales and Traffic

Source: Company information.

Future Initiatives to Drive Additional Value

•   The Company plans to continue developing Renewal Program initiatives to further strengthen performance, including:

–   Improve back office efficiency

–   Better utilize analytical tools to identify best practices and areas for improvement

–   Expand The Chef’s Table and better track redemption and spending patterns

–   Signed new beverage agreement with substantial increase in marketing dollars

–   Conducting pilot test of online reservation system

   In addition to the Renewal Program, the Company is preparing for new restaurant development:

–   Market study by a nationally-recognized consultant to optimize site selection

–   New restaurant design with reduced construction budget and same number of Teppanyaki tables

•   Analyzing the potential to unlock the value of our real estate via a portfolio sale leaseback transaction or series of transactions

–   Thirteen owned properties appraised at approximately $44 million in 2009

•   Potential licensing initiatives to realize the value of our brand intangible asset

New Benihana Unit Prototype Design 19

20

RA Sushi Overview

•   High-energy, upbeat environment featuring vibrant design elements and contemporary music

•   Traditional and creative sushi and a full menu of Japanese fusion dishes

•   Large selection of premium beverages, wines, sakes and cocktails complement impressive menu

•   25 Company-owned restaurants in nine states

•   Average comparable per person check of $21.64 (1)

•   Select, recent awards:

–   Best Restaurant in South Miami-Dade 2010 – Miami New Times Best of Award, 2010

–   Best Sushi – Baltimore Magazine’s Best of Baltimore Reader’s Choice Award, 2010

–   Best Happy Hour – City Paper’s Reader’s Choice Award, 2010

–   Best Japanese Restaurant – 2010 Phoenix New Times Best of Phoenix Readers Choice Award, 2010

•   Company is currently reviewing the business to identify potential opportunities for further improvement, including applicability of learnings from the Benihana Renewal Program

(1) For Q3 2012

RA Sushi Customer Demographics

•   RA Sushi appeals to a broad demographic, including:

–   Diverse age and income spread

–   Equal mix of male and female guests

•   High-quality food is the primary driver of dining occasions and a vibrant happy hour supplements the brand’s profitable beverage mix

•   Broad appeal leads to significant occasion-based dining across day parts while popular happy hour program produces a skew towards evening dining

•   Marketing programs:

–   “The Hook Up” provides complimentary $20 gift certificate via email on members’ half-birthdays

–   Developed national monthly promotions ensuring consistency throughout the brand

–   Local store marketing includes unit-specific promotions to drive specific day-parts

–   Retained Cramer-Krasselt as media buying/planning partner in April 2011

Differentiated Combination of Sushi and Energetic Environment

• Upbeat concept offering fresh and creative sushi rolls, signature salads

High-Quality Sushi   and other Japanese inspired entrees

•   Traditional hot foods appeal to wide variety of tastes

•   Inventive cocktails and vast selection of wines Premium Beverages   and sakes complement menu offering

•   Happy hour specials increase guest traffic

•   Upbeat environment enhanced with bold

Energetic colors and sleek décor

Atmosphere

•   Lively music and lighting enhances appeal

24

Haru Overview

•   Extensive menu of modern Japanese cuisine in an urban-centric atmosphere

•   Premium sushi and sashimi creations as well as raw bar items and Japanese cuisine including crab dumplings, shrimp tempura and chicken teriyaki

•   Also offers delivery and take-out services

•   Eight Company owned restaurants in two states

•   Average comparable per person check of $30.92 (1)

Haru Customer Demographics

•   Broad guest profile:

–   Premium sushi appeals to wide range of guests

–   Urban-centric locations attract young adults

–   Slightly higher male skew

•   Urban locations drive skew toward weekday dining and evening dining occasions

•   Take-out services approximately 33% of total revenue

•   Guest program “Access” provides members with exclusive monthly offers

•   Opportunity to grow off-premise catering business

–   Hired dedicated sales manager for the New York City market in March 2010

–   Development of catering brochure

Premium Sushi in a Modern, Urban-Centric Atmosphere

•   Generous portions of premium sushi provides an attractive value

Premium Sushi proposition

•   Fresh quality ingredients ensure consistent offering

•   Décor influenced by urban-centric environment but

Modern presented in an

Atmosphere appealing, modern Japanese style

•   Vibrant lounge area at most restaurants

Investment Considerations 28

•   Iconic, category defining brand leads portfolio of differentiated brands

–   Three complementary brands provide high-quality food in differentiated, upscale affordable casual settings

•   Favorable industry fundamentals

–   Growth of full-service Asian and sushi segments

•   New management team now well-established and continuing to execute Renewal Program with quantifiable success

–   Initiated Renewal Program to drive the high standards set by founder

–   Continues to drive positive momentum in traffic and guest loyalty

–   Success illustrated by continued outperformance of Knapp-Track industry averages

•   Experienced, proven senior business management team

–   Veteran leadership with over 150 years of combined industry experience

•   Management incentives aligned with shareholder value creation

•   Financial performance demonstrates strength of brands and tremendous upside

–   Twenty-four consecutive four-week periods and eight consecutive quarters of comparable store sales growth

•   Strong cash flow, conservative balance sheet, ability to monetize owned real estate value and available borrowing capacity under renewed line of credit work together to provide ample growth funding

•   Over half of existing restaurant portfolio is either new or has had extensive remodel in last five years

•   Potential significant growth opportunities

–   Increase guest frequency through targeted marketing to drive comparable sales growth

–   Pursuing new unit opportunity for RA and Benihana. No new units in 2012 projection, but the Company currently expects further growth on a prudent basis using lessons learned from the past, detailed third-party market report and experienced new management team

Recent Capital Structure Developments

•   All remaining Preferred Stock converted to Common Stock

–   Conversion price of approximately $12.67 per share

–   Eliminates 5% annual dividend payment

–   Eliminates 2014 liquidation payment -initially $20 million

•   Reclassification of Class A Common Stock into Common Stock approved by shareholders and Class A shares ceased trading on November 30, 2011

•   Capital Structure now consists of one class of Common Stock with approximately 17.9 million actual shares currently outstanding, including 585,000 unvested restricted shares held by members of executive management

•   Declared and paid first quarterly dividend of $0.08 per share to shareholders of record on January 13, 2012

Five-Year CapEx Review by Category
($ in millions)   New Units   Remodels   Maintenance   Total

Benihana   $   35.8   $   61.2   $   18.4   $115.4

RA Sushi      32.2      -0-      3.3   35.5

Haru      10.9      -0-      1.9   12.8

Total   $   78.9   $   61.2   $   23.6   $163.7

# of Units      28      22

Average / Unit   $   2.8   $   2.8
Average / Year               $   4.7

Note: Information reflects actual capital expenditures for the five-year period fiscal 2007 through fiscal 2011.

Growth Opportunities Fiscal Total Potential Current 2013/2014 Units (1) Build-out % Benihana 1-2 190 38% RA Sushi 2-4 260 10% Haru -0- 90 9% Total 3-6 540 19% (1) Based on third-party research 32

Financial Highlights 33

Historical Revenue Summary

•   The Company has grown revenue and guest count despite macroeconomic challenges

•   The Company possesses an extremely healthy store base

($Millions)

Benihana Inc. Total Revenue

Source: Company information.

Comparable Stores Sales

Comparable Store Sales by Concept

Source: Company public filings.

Note: The Q2 2012 comparable sales results for Haru of +0.6% were negatively impacted by temporary closures related to the severe weather of Hurricane Irene. Excluding this negative impact, Haru comparable sales for Q2 2012 were +2.0%. Benihana and RA Sushi sales were not significantly impacted by the severe weather.

YTD Q3-2012 Highlights

•   Comparable sales of 6.4% (led by 8.2% at Benihana teppanyaki concept)

•   Total revenues increased 5.7% to $259.8 million, as compared to YTD Q3-2011

•   Net income increased to $3.5 million, or $0.20 EPS, as compared to break-even for YTD Q3-2011

•   Strong cash flow from operations allowed for full repayment of line of credit borrowings early during the fiscal year; Q3-2012 ending cash balances of $16.2 million

•   Unit level EBITDA of $44.0 million (17.0% of sales), as compared to $40.9 million (16.7% of sales) in prior year

Supplemental Information 37

Unit Economics   Review
4 Quarters Ended Q3-12 and Q3-11                  Total
($ in millions)   Teppanyaki   RA Sushi   Haru   Restaurants
4 Quarters Ended   4 Quarters Ended   4 Quarters Ended   4 Quarters Ended
Q3-2012   Q3-2011   Q3-2012   Q3-2011   Q3-2012   Q3-2011   Q3-2012   Q3-2011

Total Sales   $229.0   $213.2   $78.8   $75.9   $32.0   $32.8   $339.8   $321.9

Equivalent Units (a)   62.8   63.0   25.0   25.0   8.3   9.0   96.1   97.0

Average Unit Volume   $3.65   $3.38   $3.15   $3.04   $3.84   $4.31   $3.54   $3.32

Operating Margin %   11.5%   10.9%   12.6%   11.9%   12.2%   13.2%   11.8%   11.4%

EBITDA %   17.8%   17.7%   17.2%   16.9%   17.6%   19.1%   17.7%   17.7%

(a) - Total store weeks divided by 52

Portfolio Stratification
4 Quarters Ended Q3-12
($ in millions)      Teppan         RA Sushi
Portfolio         Portfolio
Top 80%   Bottom 20%      Top 80%   Bottom 20%
Average         Average

Total Sales   $201.3   $27.7   $229.1   $69.4   $9.4   $78.8

Equivalent Units (a)   49.8   13.0   62.8   20.0   5.0   25.0

Average Unit Volume   $4.05   $2.13   $3.65   $3.47   $1.88   $3.15

Operating Margin %   13.0%   0.6%   11.5%   14.4%   (0.6%)   12.6%

EBITDA Margin %   19.0%   9.4%   17.8%   19.2%   2.6%   17.2%

(a) - Total store weeks divided by 52

Unit Margins by   Brand
Total
($ in thousands)   Teppanyaki   RA Sushi   Haru   Restaurants
Year-to-date   Year-to-date   Year-to-date   Year-to-date
Q3-2012 Q3-2011   Q3-2012   Q3-2011   Q3-2012   Q3-2011   Q3-2012   Q3-2011

Restaurant Sales   $173,946 $161,693   $59,979   $57,727   $24,540   $25,116   $258,465   $244,536

Cost of Sales   43,430   39,237   15,023   14,565   5,931   5,879   64,384   59,681

Gross Profit   130,516   122,456   44,956   43,162   18,609   19,237   194,081   184,855
Operating Expenses   111,369   106,208   37,858   36,767   15,703   16,156   164,930   159,131
Restaurant Opening Costs   -   -   -   8   -   -   -   8

Unit Operating Income   19,147   16,248   7,098   6,387   2,906   3,081   29,151   25,716

Unit Level Margin   11.0%   10.0%   11.8%   11.1%   11.8%   12.3%   11.3%   10.5%

Depreciation/Amortization   10,536   10,815   2,769   2,860   1,498   1,552   14,803   15,227

Unit Level EBITDA   29,683   27,063   9,867   9,247   4,404   4,633   43,954   40,943

Unit EBITDA Margin   17.1%   16.7%   16.5%   16.0%   17.9%   18.4%   17.0%   16.7%

Incentives Drive Behavior and Results

•   Key Components of Incentive Program

–   Unit Level Controllable Profit

–   Mystery Shopper Results

–   Health and Sanitation Results

–   Customer Complaints

•   Restaurant Level Bonuses Have Increased

– $842,000 in Fiscal Year 2009 (before new leadership) – $1.4 million for Fiscal Year 2011

Non-Beverage Commodity Costs
Approximate   Contracted
% of Total   Through Date
Beef   22%   December 2012
Shrimp   11%   April 2013
Produce   8%   June 2012
Lobster Tails   6%   May 2012
Tuna   6%   N/A
Chicken   4%   N/A
Scallops   3%   June 2012
Rice   2%   October 2012
Ice Cream   1%   July 2012
Rice Bran Oil   1%   December 2012
64%

Note: A substantial portion of non-alcoholic beverages (soft drinks, fruit juices, bottled water, frozen drink mixes, etc.) are contracted through at least the end of the fiscal year – March 2012.

General & Administrative Expenses

•   Decreased $1.6 million to $25.6 million for YTD Q3-2012 vs. YTD Q3-2011 (recurring G&A expenses decreased $1.3 million for the same periods)

•   Stock-based compensation increased by $1.9 million for YTD Q3-2012 vs. YTD Q3-2011 (excluded from recurring G&A expenses)

•   Other non-recurring expenses were $2.4 million for YTD Q3-2012 as compared to $4.5 million for YTD Q3-2011, as follows:
($ in millions)   YTD-FY12   YTD-FY11
Shareholder Meeting (a)   $   2.0   $   -0-
Board Strategic and Other (b)      0.4      1.6
Mgmt. Transition Initiatives (c)      -0-      2.9

Total   $   2.4   $   4.5

(a) Costs related to special shareholder meeting to address share reclassification

(b)   Costs related to the Board’s assessment of strategic alternatives (FY-2012 and FY-2011) and annual meeting proxy contest (FY-2011) (c)   Costs associated with various management transition initiatives, including severance payments, consulting agreements and outsourcing arrangements

Restricted Stock Awards (RSAs)

•   Four members of senior management received RSAs in connection with their employment agreements – CEO, COO, CFO and General Counsel

•   Total of 775,000 RSAs were granted between December 2010 and August 2011 with a total deferred compensation value of approximately $6.2 million at grant date (585,000 of which were unvested at the end of Q3 2012)

•   Vesting for 75% of the initial grant value is tied to the later of passage of time or achievement of targeted share prices, providing alignment between management incentives and shareholder interests

•   Accounting expense is based on deferred compensation determined as of grant date

•   Change in control provisions exist that allow for accelerated vesting in certain circumstances

Restricted Stock Awards – Vesting and Expense Recognition
Pre-   Q2-Q4   Fiscal   Fiscal      % of
($000’s)   Q2-12   FY ‘12   2013   2014   Total   Total

Vests time only   $1,545   $   -0-   $   -0-   $   -0-   $1,545   25.0

Vests at $10/share   -0-      125      103      43   271   4.4

Vests at $13/share   995      326      179      43   1,543   25.0

Vests at $15/share   341      100      37      -0-   478   7.8

Vests at $20/share   760      668      702      204   2,334   37.8

Total Remaining Vest   $3,641   $1,219   $1,021   $ 290   $6,171   100.0

Note: RSA’s also subject to accelerated vesting upon certain change in control circumstances.

Balance Sheet as of January 1, 2012

•   The Company maintains a strong balance sheet and substantial liquidity position

•   Conservative financial profile defined by no borrowings on our credit facility and growing cash and liquidity position

•   Completed an amended and restated credit agreement that provides $30 million of borrowing capacity through February 10, 2014, with an option to increase the principal amount to $35 million, subject to certain conditions

•   All Preferred Stock converted to Common Stock prior to the end of Q2-2012
($ Thousands)
Assets
Current Assets:
Cash and cash equivalents   16,226
Other current assets   13,202

Total current assets   29,428

Property and equipment, net   176,20
Goodwill   6,896
Deferred income tax and other assets   15,442

Total assets   227,973
Liabilities, Convertible Preferred
Stock and Stockholders’ Equity
Current Liabilities:

Borrowings under line of credit   -
Other current liabilities   39,677
Total current liabilities   39,677
Borrowings under line of credit   -
Def. Operating Lease Oblig. and Other   15,772

Preferred Stock   -
Stockholders’ Equity   172,524
Total liabilities   227,973

Source: Company information.

Reconciliation of Non-GAAP Measures

In this presentation, we refer to unit level and consolidated EBITDA, both of which are non-GAAP measures. Management considers unit level and consolidated EBITDA to be a meaningful indicator of operating performance from operations before depreciation, amortization, net interest and income taxes. Unit level and consolidated EBITDA provides us with an understanding of one aspect of earnings before the impact of investing and financing transactions and income taxes. Consolidated EBITDA is also a measure utilized in the financial covenants required under our line of credit arrangement and in certain management incentive compensation programs to define targets. While unit level and consolidated EBITDA should not be construed as substitutes for net income or a better indicator of liquidity than cash flows from operating activities, which are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), they are included herein to provide additional information with respect to the ability of the company to meet its future debt service, capital expenditure and working capital requirements. Consolidated EBITDA is not necessarily a measure of the company’s ability to fund its cash needs and it excludes components that are significant in understanding and assessing our results of operations and cash flows. In addition, unit level and consolidated EBITDA are not terms defined by GAAP and as a result our measures of EBITDA might not be comparable to similarly titled measures used by other companies.

Reconciliation of Non-GAAP Measures (cont.)
YTD   YTD
($in thousands)   Q3-2012   Q3-2011

Unit Level EBITDA   $43,954   $40,943
Royalties   1,323   1,318
G&A Expenses, net of amortization   (25,380)   (25,284)
Consolidated EBITDA   19,897   16,977
Net interest expense   (350)   (485)
Income tax (expense) benefit   (604)   1,436
Depreciation and amortization   (15,027)   (17,142)

Net income (loss)   $3,916   $786